                                                           Exhibit 99.B11



                         INDEPENDENT AUDITORS' CONSENT

We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                              ARTHUR ANDERSEN LLP


                                ARTHUR ANDERSEN
                                ---------------

Houston, Texas
April 24, 1997

                                                           Exhibit 99.B11



                         INDEPENDENT AUDITORS' CONSENT

We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                             KPMG PEAT MARWICK LLP


                             KPMG PEAT MARWICK LLP
                        ------------------------------

Houston, Texas
April 24, 1997